Exhibit 99.1
American Railcar Industries, Inc. March 2012
Forward Looking Disclaimer Agile Responsive Innovative Safe Harbor StatementThis presentation contains statements relating to expected financial performance and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, statements regarding potential improvements in ARI's business and the overall railcar industry, statements regarding the Company's joint ventures, statements regarding the Company's strategic objectives and long-term strategies, and statements regarding the potential for increased order activity, improved pricing, anticipated future production rates, the Company's backlog and any implication that the Company's backlog may be indicative of future sales and statements regarding anticipated benefits of ARI's relationship with American Railcar Leasing LLC (ARL). These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from the results described in or anticipated by the Company's forward-looking statements. Other potential risks and uncertainties include, among other things: the impact of the recent economic downturn, adverse market conditions and restricted credit markets, and the impact of the continuation of these conditions; ARI's reliance upon a small number of customers that represent a large percentage of revenues and backlog; the health of and prospects for the overall railcar industry; prospects in light of the cyclical nature of the railcar manufacturing business and the current economic environment; anticipated trends relating to shipments, leasing, railcar services, revenues, financial condition or results of operations; the Company's ability to manage overhead and variations in production rates; the highly competitive nature of the railcar manufacturing industry; risks associated with the Company's relationship with ARL; fluctuating costs of raw materials, including steel and railcar components and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials that ARI uses in railcar manufacturing; anticipated production schedules for products and the anticipated financing needs, construction and production schedules of ARI's joint ventures; the risks associated with potential joint ventures, potential acquisitions or new business endeavors; the international economic and political risks related to ARI's joint ventures' current and potential international operations; the risk of the lack of acceptance of new railcar offerings by ARI's customers and the risk of initial production costs for the Company's new railcar offerings being significantly higher than expected; the sufficiency of the Company's liquidity and capital resources; the conversion of ARI's railcar backlog into revenues; compliance with covenants contained in the Company's unsecured senior notes; the impact and anticipated benefits of any acquisitions ARI may complete; the impact and costs and expenses of any litigation ARI may be subject to now or in the future; the ongoing benefits and risks related to the Company's relationship with Mr. Carl Icahn (the chairman of the Company's board of directors and, through his holdings of Icahn Enterprises L.P., the Company's principal beneficial stockholder) and certain of his affiliates; and the additional risk factors described in ARI's filings with the Securities and Exchange Commission. The Company expressly disclaims any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise.
Our senior operations management team has an average of over 25 years of relevant industry experience Management Team Agile Responsive Innovative Leadership
More than half of the North American Fleet is Tank and Covered HopperRailcars The total North American Railcar Fleet was 1.5 million railcars as of 1/31/2012. By Railcar Type as of 12/31/2011 By Service Status as of 1/31/2012 Agile Responsive Innovative Source: Global Insight Freight Car Outlook and AAR Rail Time Indicators (CHART) (CHART)
Age of Fleet will Drive ReplacementDemand Average Age of North American Fleet By Railcar Type Agile Responsive Innovative Source: Q1 2012 Global Insight Freight Car Outlook (issued February 2012) (CHART)
Replacement and Growth Drive Tankand Hopper Demand Forecasted New Railcar Deliveries By Year (2011 through 2016) and Railcar Type Agile Responsive Innovative Note: Amounts in 000'sSource: Q1 2012 Global Insight Freight Car Outlook (issued February 2012) and Q4 2011 RSI Reporting Statistics (CHART)
Cyclical Industry Trends Note: Amounts in 000'sSource: Q1 2012 Global Insight Freight Car Outlook (issued February 2012) Agile Responsive Innovative (CHART) Shipments of New Freight Railcars
Industry Trends (CHART) (CHART) (CHART) (CHART) Note: We have product offerings for intermodal railcar and aluminum coal railcars in addition to our core business of covered hoppers and tanks. Covered Hopper Delivery Trends Tank Car Delivery Trends Intermodal Delivery Trends Aluminum Coal Car Delivery Trends Agile Responsive Innovative Note: Amounts in 000'sSource: Q1 2012 Global Insight Freight Car Outlook (issued February 2012) and Q4 2011 RSI Reporting Statistics
Freight Railcar Market Overview Our Company's main focus is in the two largest segments of the railcar industry: covered hopper and tank railcars, which accounted for 60% of the new freight railcars delivered in the 12 months ended December 31, 2011. Industry Railcar Backlog as of 12/31/2011 Industry Railcar Deliveries TTM 12/31/2011 Agile Responsive Innovative Source: RSI Q4 2011 Reporting Statistics (CHART) (CHART)

Key Railcar Markets

Agile Responsive Innovative


AMFX
6224


AMFX 30000
AMFX 30000

- Hopper Railcars – Largest product segment of new shipments in the railcar industry.
  - Product offerings include carbon steel or stainless steel railcars that can carry:
    - Plastic pellet
    - Grain (including DDG)
    - Cement
    - Frac sand
    - Food service
    - Potash
- Tank Railcars – Second largest product segment of new shipments in the railcar industry.
  - Product offerings include general service, pressurized, coiled, lined and insulated and capable of transporting:
    - Chemicals
    - Propane
    - Ethanol
    - Asphalt
    - Corn Syrup
    - Crude Oil
Other Railcar Markets Agile Responsive Innovative Food (Pressureaide(r)) Intermodal Well Iron Ore Mill Gondola Iron Ore
ARItoday Agile Responsive Innovative ARI's Footprint

Main Facilities

Agile Responsive Innovative

Flexible Railcar Manufacturing Plants

- Strategic locations
  - Near customers and major rail lines
- Flexible and vertically integrated facilities
  - Produce multiple railcar types
  - Painting/lining capabilities
  - Rolling mill and fabrication plant
  - Non-union workforce
  - Ability to change manpower quickly to control cost

Component Manufacturing Plants

- Railcar Components
  - Wheel and axle assembly plant
  - Tank head press
  - Component manufacturing facilities with extensive railcar component product lines
- Aluminum and steel foundry plants
- Axle Manufacturing Joint Venture (Axis, LLC)
- Castings Joint Venture (Ohio Castings, LLC)

Vertically Integrated Supply Chain Provides ARI Cost Savings

Agile Responsive Innovative

- Manufacture valves, discharge outlets, manway covers, and valve body castings for industrial and railroad customers
- Maintain extensive joint venture and other strategic sourcing arrangements
  - Ohio Castings, LLC (ARI 33% owner)
    - Joint venture that manufactures sideframes and bolsters and can produce other railcar components
  - Axis, LLC (ARI 42% owner)
    - Joint venture that manufactures railcar axles

Freight Railcar Joint Ventures

Agile Responsive Innovative

Axis, LLC

- Axle manufacturing joint venture
- Produces axles for use worldwide
- ARI owns 42%
- Located next to ARI's Paragould railcar facility

Ohio Castings, LLC

- Castings Manufacturing Joint Venture
- Produces sideframes and bolsters
- ARI owns 33%
- Located in Alliance, Ohio
International Joint Venture Indian Railcar Manufacturing Joint VentureARI owns 50%Facility construction is nearing completionProduction of the first prototype completeG 93 certification and production of the second prototype expected in Q2 2012 Agile Responsive Innovative Amtek Railcar Industries, Private Limited Dedicated Freight Corridor (DFC) from Ludhiana (North of New Delhi) to Kolkata (Eastern Corridor) and from Ludhiana to Mumbai (Western Corridor) are in the process of being completed

Complementary Railcar Services to Diversify Revenue Mix

Agile Responsive Innovative

Integrated offering provides ARI with insights into customers' needs and a revenue stream not dependent on railcar production cycle

ARI Railcar Services Offering

- Railcar repair & refurbishment
  - light/heavy railcar repairs
  - exterior painting
  - interior lining and cleaning
  - safety valve testing
  - railcar inspections
  - wheel and axle replacement
  - railcar certification
- Railcar fleet management services
  - mileage accounting
  - rolling stock taxes
  - regulatory compliance
  - engineering services
  - online service access
  - maintenance planning

Repair Locations


Full service Shops
Mini Shop/Mobile Units
Corporate Headquarters
Agile Responsive Innovative Sales
Monthly Operation Meetings Shared BestPractices Flexible Mfg. Facilities Internal Source of Components High Quality Products & Services Processes Providing Customer Solutions Open communication among executives, management and plant personnel allows for efficient operations and all employees striving to achieve one common goal of providing a high quality product or service that exceeds our customers' expectations. Agile Responsive Innovative

Growth History

Agile Responsive Innovative

2006

- January IPO
- Purchase of Custom Steel
- Fabrication facility at Paragould
- Capacity expansion at Marmaduke

2007

- New Flexible railcar production line at Marmaduke
- Formed Axis, LLC Joint Venture for axle manufacturing

2008

- Wheel & Axle Assembly Shop
- Tank Head Press
- Formed Joint Venture for India railcar production
- Record Revenue of $800 million, record EBITDA* and record railcar shipments of nearly 8,000

2009

- Sarnia Repair paint and lining shop expansion
- Longview Repair tank railcar lining shop expansion
- Start up of Axis, LLC Joint Venture

2010

- India Joint Venture facility construction
- Production of iron ore railcars

* Please see reconciliation of net earnings to EBITDA on exhibit A.
Growth Projects Agile Responsive Innovative India Joint Venture construction is nearing completion Leasing of ARI railcars Indian Railways Research Designs & Standards Organization railcar design and development Russian Engineering Design contract 2011 - 2012
Objectives and Long-Term Strategies Agile Responsive Innovative
2008 Records Revenues Railcar Shipments EBITDA* plus...... Growth and Cost Reduction Initiatives Agile Responsive Innovative * Please see reconciliation of net earnings to EBITDA on exhibit A. 2008 2008 2010 2009 2010 2010 2010 2011 2012
Agile Responsive Innovative (CHART) Our Financial History Revenue ($mil) Segment Revenue (2011) EBITDA ($mil) * CAPEX ($mil) (CHART) (CHART) (CHART) *Adjusted to exclude short-term investment activity and stock based compensation expense. Please see reconciliation of net earnings to EBITDA on Exhibit A. New RailcarShipments 6,875 6,947 7,055 7,965 3,690 2,080 5,220
Agile Responsive Innovative (CHART) Quarterly Financial Comparison Revenue ($mil) Segment Revenue (Q4 2011) EBITDA ($mil) * CAPEX ($mil) (CHART) (CHART) (CHART) *Adjusted to exclude short-term investment activity and stock based compensation expense. Please see reconciliation of net earnings to EBITDA on Exhibit A. New RailcarShipments 340 370 420 950 670 1,040 1,340 2,170

Exhibit A – EBITDA Reconciliation

In Thousands, unaudited

Agile Responsive Innovative

Annual Reconciliation

	2005	2006	2007	2008	2009	2010	2011
Net earnings (loss)	$ 14,768	$ 35,204	$ 37,264	$ 31,382	$ 15,458	$ (27,006)	$ 4,336
Income tax expense (benefit)	9,356	20,752	22,104	18,403	6,568	(14,795)	3,866
Interest expense	4,846	1,372	17,027	20,299	20,909	21,275	20,291
Interest income	(1,658)	(1,504)	(13,829)	(7,835)	(6,613)	(3,519)	(3,654)
Depreciation	6,807	10,674	14,085	20,148	23,405	23,597	22,167
EBITDA	$ 34,119	$ 66,498	$ 76,651	$ 82,397	$ 59,727	$ (448)	$ 47,006
Expense related to stock option compensation	$ -	$ 8,116	$ 1,628	$ 109	$ -	$ -	$ -
Expense (income) related to stock appreciation rights compensation	-	-	299	(47)	1,174	5,358	3,537
Gain on asset conversion, net	-	(4,323)	-	-	-	-	-
Retirement benefit plan expense	10,911	-	-	-	-	-	-
Other income on short-term investment activity	-	-	-	(3,657)	(20,858)	(379)	-
Adjusted EBITDA	$ 45,030	$ 70,291	$ 78,578	$ 78,802	$ 40,043	$ 4,531	$ 50,453

Quarterly Reconciliation

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Net (loss) earnings	$ (7,023)	$ (5,882)	$ (6,252)	$ (7,849)	$ (5,329)	$ 569	$ 4,026	$ 5,070
Income tax (benefit) expense	(4,396)	(3,683)	(3,890)	(2,826)	(3,266)	425	2,357	4,350
Interest expense	5,321	5,319	5,316	5,319	5,335	5,330	4,478	5,148
Interest income	(730)	(769)	(1,058)	(962)	(916)	(944)	(1,005)	(789)
Depreciation	5,915	5,986	5,876	5,820	5,766	5,688	5,418	5,295
EBITDA	$ (913)	$ 971	$ (8)	$ (498)	$ 1,590	$ 11,068	$ 15,274	$ 19,074
Expense (Income) related to stock appreciation rights compensation	700	121	1,532	3,005	2,148	(189)	(3,087)	4,665
Other income on short-term investment activity	(81)	(298)	-	-	-	-	-	-
Adjusted EBITDA	$ (294)	$ 794	$ 1,524	$ 2,507	$ 3,738	$ 10,879	$ 12,187	$ 23,739

EBITDA represents net earnings (loss) before income tax expense (benefit), interest expense (income) and depreciation of property, plant and equipment. The Company believes EBITDA is useful to investors in evaluating ARI's operating performance compared to that of other companies in the same industry. In addition, ARI's management uses EBITDA to evaluate operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company's business. EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company's operating performance, investors should not consider EBITDA in isolation or as a substitute for net earnings (loss), cash flows from operating activities or other statements of operations or statements of cash flow data prepared in accordance with U.S. GAAP. The calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies. Adjusted EBITDA represents EBITDA before stock based compensation expense (income) related to stock options, restricted stock grants and stock appreciation rights (SARs), before gains or losses on investments, before a gain on asset conversion related to the involuntary replacement of assets, and before charges incurred in connection with the Company's retirement benefit plan separation agreement. Management believes that Adjusted EBITDA is useful to investors in evaluating the Company's operating performance, and therefore uses Adjusted EBITDA for that purpose. The Company's SARs, which settle in cash, are revalued each quarter based primarily upon changes in ARI's stock price. Management believes that eliminating the expense or income associated with the above items allows management and ARI's investors to understand better the operating results independent of those items. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net earnings (loss), cash flows from operating activities or other statements of operations or statements of cash flow data prepared in accordance with U.S. GAAP. The Company's calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies. Exhibit A - EBITDA Reconciliation Agile Responsive Innovative
Key Investment Considerations IncreasingInternationalPresence QualityLeader Flexible Manufacturing Established Largest Freight Railcar Segments SkilledRailcarMfg. Workforce Agile Responsive Innovative Agile Responsive Innovative
AGILE - Begin with a half centuryold car of riveted construction and a manual chain operated gate mechanism. RESPONSIVE - Utilize state-of-the-art 3D computer modeling to confirm the design, perform stress analysis and ensure ease of manufacturing. INNOVATIVE - Build and deliver a production run of a modern car of welded construction and an automatic gate operating system.
INNOVATIVE Agile Responsive Innovative AGILE Responsive A R I